Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
         Rule 14a-12

                     The Herzfeld Caribbean Basin Fund, Inc.
                     ---------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

                     THE HERZFELD CARIBBEAN BASIN FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 13, 2002

                                                                  MIAMI, FLORIDA
                                                                 AUGUST 31, 2002

TO THE STOCKHOLDERS OF
     THE HERZFELD CARIBBEAN BASIN FUND, INC.:

     The Annual Meeting of Stockholders of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") will be held on November 13, 2002 at 2:00 p.m., at the offices of Kaufman, Rossin & Co., P.A., 2699 S. Bayshore Drive, Miami, FL 33133, for the following purposes:

     (1)  the election of two Class III directors; and

     (2) to transact such other business as may properly come before the meeting and any adjournments thereof.

     The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each stockholder is invited to attend the Annual Meeting of Stockholders in person. Stockholders of record at the close of business on August 15, 2002 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy card in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

                                 CECILIA GONDOR
                                    Secretary



                             YOUR VOTE IS IMPORTANT
             NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RETURNING YOUR PROXY CARD PROMPTLY. YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                     THE HERZFELD CARIBBEAN BASIN FUND, INC.

                      P.O. BOX 161465, MIAMI, FLORIDA 33116
                                 PROXY STATEMENT
                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                NOVEMBER 13, 2002

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Kaufman, Rossin & Co., P.A., 2699 S. Bayshore Drive, Miami, FL 33133, on November 13, 2002 at 2:00 p.m.

     Proxies  may be  solicited  by  mail,  telephone,  telegraph  and  personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund. This proxy statement is expected to be distributed to stockholders on or about August 31, 2002.

     THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR EACH OF THE NOMINEES FOR DIRECTOR AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

     On August 15, 2002, the date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 1,677,636 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

     At the Annual Meeting, a quorum shall consist of the holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting. If a quorum is present, a plurality of all votes cast at the Annual Meeting shall be sufficient for the election of a director (Proposal 1). Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting, but will be treated as votes not cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Annual Meeting have been approved.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JUNE 30, 2002 AND THE MOST RECENT SEMI-ANNUAL REPORT PRECEDING THE ANNUAL REPORT TO ANY STOCKHOLDER REQUESTING SUCH REPORT.

     REQUESTS FOR THE ANNUAL REPORT OR SEMI-ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE FUND AT THE ADDRESS SET FORTH ABOVE OR BY CALLING THE SECRETARY OF THE FUND, CECILIA GONDOR, AT 800-854-3863, OR FOR FLORIDA RESIDENTS, 800-718-3863 OR 305-271-1900.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     Two directors are to be elected at the Annual Meeting. Pursuant to the Fund's By-Laws, the directors are classified into three classes with respect to the year of expiration of their terms of office. Because the Fund's Class III directors' terms of office will expire in 2002, the Annual Meeting is being held for the election of those directors. The Class I and Class II directors' terms of office will expire in 2003 and 2004, respectively.

     If authority is granted on the accompanying proxy card to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of each of the nominees named below, who has consented to being named in the proxy statement and to serve if elected. If a nominee is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund's By-Laws. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected.

     As of August 31, 2002, the Fund's Board of Directors consisted of five members. The Class III directors of the Fund, Mr. Thomas J. Herzfeld and Mr. Michael A. Rubin, are nominees for election, and their current terms as directors will expire on the date of the Annual Meeting or when their successors are elected and qualify. The nominee would serve until his successor has been elected and qualified.

     Certain information regarding each nominee as well as the current directors and executive officers of the Fund is set forth below.

NOMINEE FOR DIRECTOR - "INTERESTED PERSON"

NAME, ADDRESS, AGE       POSITION(S)   TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)   NUMBER OF PORTFOLIOS       PUBLIC
                            HELD      LENGTH OF TIME SERVED         DURING PAST 5 YEARS      IN COMPLEX OVERSEEN    DIRECTORSHIPS
                          WITH FUND                                                              BY DIRECTOR
THOMAS J. HERZFELD        President,     1993 to present        Chairman and President of             2         The Cuba Fund, Inc.
PO Box 161465             Chairman,                             Thomas J. Herzfeld & Co., Inc.                  (in registration)
Miami, FL  33116          Director                              and Thomas J. Herzfeld
Age: 57                                                         Advisors, Inc.

NOMINEE FOR DIRECTOR - "INDEPENDENT PERSON"

NAME, ADDRESS, AGE       POSITION(S)   TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)   NUMBER OF PORTFOLIOS       PUBLIC
                            HELD      LENGTH OF TIME SERVED         DURING PAST 5 YEARS      IN COMPLEX OVERSEEN    DIRECTORSHIPS
                          WITH FUND                                                              BY DIRECTOR

MICHAEL A. RUBIN          Director       2002 to present        Partner of Michael A. Rubin P.A.,     1         Margo Caribe, Inc.
420 Dixie Highway                                               attorney at law; Broker, Oaks
Suite 4B                                                        Management & Real Estate Corp., a
Coral Gables, FL 33146                                          real estate corporation
Age: 60

CURRENT DIRECTORS AND OFFICERS

NAME, ADDRESS, AGE       POSITION(S)   TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)   NUMBER OF PORTFOLIOS       PUBLIC
                            HELD      LENGTH OF TIME SERVED         DURING PAST 5 YEARS      IN COMPLEX OVERSEEN    DIRECTORSHIPS
                          WITH FUND                                                              BY DIRECTOR
Officers:
---------

THOMAS J. HERZFELD*       President,     1993 to present        Chairman and President of             2         The Cuba Fund, Inc.
PO Box 161465             Chairman,                             Thomas J. Herzfeld & Co., Inc.                  (in registration)
Miami, FL  33116          Director                              and Thomas J. Herzfeld
Age: 57                                                         Advisors, Inc.

CECILIA L. GONDOR*        Secretary,     1993 to present        Executive Vice President of           2         The Cuba Fund, Inc.
PO Box 161465             Treasurer,                            Thomas J. Herzfeld & Co., Inc.                  (in registration)
Miami, FL  33116          Director                              and Thomas J. Herzfeld
Age: 40                                                         Advisors, Inc.

Independent Directors:
----------------------

ANN S. LIEFF              Director       1998 to present        President of the Lieff Company, a     1         Hastings
PO Box 430330                                                   management consulting firm that                 Entertainment, Inc.
Miami, FL  33243                                                offers business solutions, strategies
Age: 50                                                         and CEO mentoring to corporations
                                                                and women/family-owned businesses,
                                                                1998-present; former CEO Spec's Music
                                                                1980-1998, a retailer of recorded music.

MICHAEL A. RUBIN          Director       2002 to present        Partner of Michael A. Rubin P.A.,     1         Margo Caribe, Inc.
420 Dixie Highway                                               attorney at law; Broker, Oaks
Suite 4B                                                        Management & Real Estate Corp., a
Coral Gables, FL 33146                                          real estate corporation
Age: 60


ALBERT L. WEINTRAUB       Director       1999 to present        Senior Partner of Weintraub,          1         None
250 SW 3rd Avenue                                               Weintraub, Seiden and Orshan;
Miami, FL  33129                                                Chairman/CEO of iTelsa, Inc.,
Age: 73                                                         a provider of Internet protocol
                                                                telephony services; Chairman of
                                                                E-Lysium Transaction Systems,
                                                                Inc., an application service provider
                                                                of transaction processing,  billing
                                                                and payment systems; City Attorney
                                                                for Miami Springs, FL

o An "interested person" (as defined in the Investment Company Act of 1940) of the Fund because he/she is an officer and employee of the Fund's investment adviser.

OWNERSHIP OF FUND SECURITIES BY MANAGEMENT

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

                                      DOLLAR RANGE               NUMBER OF          PERCENT
NAME                             OF EQUITY IN THE FUND**       SHARES HELD**       OF CLASS**
Thomas J. Herzfeld                    Over $100,000               56,400              3.36%
Cecilia Gondor                        $1 - $10,000                 1,800              0.11%

INDEPENDENT DIRECTORS

Ann S. Lieff                          $1 - $10,000                 1,666              0.10%
Michael A. Rubin                      $1 - $10,000                 1,000              0.06%
Albert L. Weintraub                   $1 - $10,000                  500               0.03%

All directors and executive officers
as a group (five persons)                  N/A                    61,366              3.66%

**as of July 31, 2002

     The Board of Directors of the Fund held four regular meetings during the Fund's fiscal year ended June 30, 2002. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he was a member.

     The Audit Committee of the Board currently consists of Messrs. Weintraub, and Rubin, and Ms. Lieff, none of whom is an "interested person" of the Fund. Each member of the Audit Committee is considered independent under the applicable NASD listing standards. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee reviews the scope of the audit by the Fund's independent auditors, confers with the auditors with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of auditors for the Fund.

AUDIT COMMITTEE REPORT

     The Audit Committee met once during the fiscal year ended June 30, 2002 and has reviewed and discussed the Fund's audited financial statements with Fund management. Further, the Audit Committee has discussed with Kaufman, Rossin & Co., P.A., the Fund's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and a letter from Kaufman, Rossin & Co., P.A. required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees) and has discussed with Kaufman, Rossin & Co., P.A. their independence. Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended June 30, 2002.

                                            Albert L. Weintraub
                                            Ann S. Lieff
                                            Michael A. Rubin

     The Board has a nominating committee comprised solely of independent directors which consists of Messrs. Weintraub, and Rubin, and Ms. Lieff. The nominating committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a directorship is vacated or created. The nominating committee will not consider nominees recommended by stockholders. The nominating committee held one meeting during the last fiscal year.

     The Board does not have a compensation committee. The Fund pays those directors who are not "interested persons" of the Fund $1,000 per year in addition to $400 for each meeting of the Board attended, plus reimbursement for expenses. Such fees totaled $8,600 for the fiscal year ended June 30, 2002.

     The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 2002 is set forth in the compensation table below. Mr. Herzfeld and Ms. Gondor receive no direct compensation for their services on the Fund's Board.

                                                                                   TOTAL COMPENSATION
                           AGGREGATE       PENSION OR RETIREMENT      ESTIMATED    FROM FUND AND FUND
  NAME OF PERSON AND     COMPENSATION        BENEFITS ACCRUED      ANNUAL BENEFITS   COMPLEX PAID TO
  POSITION WITH FUND     FROM THE FUND   AS PART OF FUND EXPENSES  UPON RETIREMENT      DIRECTORS
Thomas J. Herzfeld*           $0                    $0                   $0                $0
President and Director

Cecilia Gondor*               $0                    $0                   $0                $0
Director, Treasurer
& Secretary

Ann S. Lieff                $2,600                  $0                   $0              $2,600
Director

Albert L. Weintraub         $2,600                  $0                   $0              $2,600
Director

Michael A. Rubin             $400                   $0                   $0               $400
Director

*"Interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

     HERZFELD/CUBA (the "Adviser"), a division of Thomas J. Herzfeld Advisors, Inc., with offices at The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116, serves as the Fund's investment adviser pursuant to an Investment Advisory Contract dated June 24, 1993. The Adviser also provides certain administration services to the Fund, but the Fund has no formal administrative contract. Mr. Herzfeld and Ms. Gondor, directors of the Fund, are executives of the Adviser.

     Thomas J. Herzfeld & Co., Inc., P.O. Box 161465, Miami, Florida 33116, acted as Underwriter to the Fund.

     Kaufman, Rossin & Co., P.A., 2699 S. Bayshore Drive, Miami, FL 33133, independent auditors, have been selected by the Board as the Fund's independent auditors for the current fiscal year ending on June 30, 2003. A representative of Kaufman, Rossin & Co., P.A. will be present at the meeting and will have the opportunity to respond to appropriate questions from stockholders and to make such statements as desired.

                           INDEPENDENT AUDITORS' FEES

     The following table sets forth the aggregate fees paid to the independent auditors for the most recent fiscal year for professional services rendered for:
(i) the audit of the annual financial statements and the review of the financial statements included in the Fund's report to stockholders; (ii) financial information systems design and implementation services provided to the Fund, its investment advisor and entities controlling, controlled by or under common control with the investment advisor that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, its investment advisor, and entities controlling, controlled by or under common control with the investment advisor that provide services to the Fund. The Audit Committee has determined that the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors of the Fund.

Audit Fees Charged     Financial Information      Other Fees     Fiscal Year-End
    to the Fund         Systems Design and
                        Implementation Fees

      $19,000                   $0                  $4,386           6/30/02


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of August 15, 2002, there were no persons known by the Fund to own beneficially more than 5% of the outstanding shares of the Fund.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's directors, executive officers and certain other persons (collectively, "Reporting Persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

     To the Fund's knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended June 30, 2002, all
Section 16(a) filing requirements applicable to the Reporting Persons were complied with.

                              STOCKHOLDER PROPOSALS

     Proposals intended to be presented by stockholders for consideration at the 2003 Annual Meeting of Stockholders must be received by the Secretary of the Fund no later than May 3, 2003 in order to be included in the proxy statement for the meeting. A stockholder who wishes to make a proposal at the 2003 Annual Meeting of stockholders without including the proposal in the Fund's proxy statement must notify the Fund, and the Fund's officers, of such proposal no earlier than August 14, 2003 and no later than September 13, 2003. If a stockholder fails to give notice by the later date, then the persons named as proxies in the proxies solicited by the Board for the 2003 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

     To submit a proposal, a stockholder must own 1% or $2,000 worth of shares of the Fund for at least one year, and must own those shares through the date of the 2003 Annual Meeting. Stockholders who qualify may submit only one proposal per Annual Meeting, and the proposal may be no longer than 500 words.

                REPORTS TO STOCKHOLDERS AND FINANCIAL STATEMENTS

     The Annual Report to Stockholders of the Fund, including audited financial statements of the Fund for the fiscal year ended June 30, 2002, is being mailed to stockholders. The Annual Report should be read in conjunction with this Proxy Statement, but is not part of the proxy soliciting material. A copy of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 800-854-3863 (for Florida residents, 800-718-3863), or 305-271-1900.

                                  OPEN MATTERS

     Management of the Fund does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                                      By Order of the Directors,

                                                                  Cecilia Gondor
                                                 Director, Treasurer & Secretary
                                         The Herzfeld Caribbean Basin Fund, Inc.
DATED: August 31, 2002


IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.